                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   SCHEDULE 14c INFORMATION STATEMENT PURSUANT
                        TO SECTION 14c OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]    Preliminary Information Statement
[ ]    Confidential, Use of the Commission Only
       (as permitted by Rule 14c-5(d) (2)) Statement
[X]    Definitive Information Statement
[ ]    Definitive Additional Materials


                                 KINAM GOLD INC.
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

        Fee computed on table below per Exchange Act Rules 14c-5(g) (4) and 0-11.

1)      Title of each class of securities to which transaction applies:
2)      Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the fee is calculated and state how it was determined):
4)      Proposed maximum aggregate value of transaction:
5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Indentify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                      1)     Amount Previously Paid:
                      2)     Form, Schedule or Registration Statement No.:
                      3)     Filing Party:
                      4)     Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 23, 2000
                                 KINAM GOLD INC.


You are cordially invited to attend a Meeting of Shareholders of Kinam Gold Inc. (the "Company"), which will be held on Tuesday, May 23, 2000 at 9:30 a.m., in the Main Boardroom, Kinross Gold Corporation, 57th Floor, 40 King Street West, Toronto, Ontario, M5H 3Y2 (the "Annual Meeting"), for the following purposes, which are more fully described in the Information Statement accompanying this
Notice:

        (i) To elect five directors of the Company, each to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified;

        (ii) To appoint Deloitte & Touche LLP as independent auditor of the Company and to authorize the directors to fix the remuneration to be paid to the auditors, and

        (iii) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 17, 2000 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual Meeting in person.



                                            By Order of the Board of Directors

                                            /s/ SHELLEY M. RILEY
                                            -----------------------------------
                                            Shelley M. Riley
                                            Secretary


April 15, 2000

                                 KINAM GOLD INC.
                             185 SOUTH STATE STREET
                                    SUITE 820
                              SALT LAKE CITY, UTAH
                                      84111



                              INFORMATION STATEMENT

                         Annual Meeting of Shareholders

                                  May 23, 2000

This Information Statement is being furnished by Kinam Gold Inc., a Delaware corporation (the "Company"), to the holders of the Company's Common shares (the "Common Stock") and $3.75 Series B Convertible Preferred Stock (the "Preferred Stock"), in connection with:

a)      the election of directors and
b)      the appointment of Deloitte & Touch LLP as independent auditors.
c) the transaction of such other business as may properly come before the Annual Meeting.

This Information Statement and the Notice of Annual Meeting of Shareholders of the Company, which will be held on Tuesday, May 23, 2000 at 9:30 a.m., in the Main Boardroom, Kinross Gold Corporation, 57th Floor, 40 King Street West, Toronto, Ontario, M5H 3Y2 (the "Annual Meeting") and any adjournment or postponement thereof are first being mailed to shareholders on or about April 19, 2000.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

The Company will bear all costs and expenses relating to preparing, printing and mailing to shareholders this Information Statement and accompanying materials. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners to deliver this Information Statement and accompanying materials to shareholders and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

Voting Record Date

The Board has fixed the close of business on April 17, 2000 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 92,213,988 shares of Common Stock and 1,840,000 Preferred Shares. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. The holders of record of the shares of Preferred Stock on the Record Date entitled to vote at the Annual Meeting are entitled to cast 1.4 votes per share on each matter submitted to a vote at the Annual Meeting. Accordingly, 92,213,988 attached Common Stock votes and 2,576,000 Preferred Stock votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

Required Vote

A majority of the outstanding shares of Voting Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under Delaware corporate law and the Articles and Bylaws of the Company (the "Bylaws"), once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of directors, the five nominees receiving the highest number of votes will be elected. For approval of the appointment of the independent auditor, the votes cast in favor of each such proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Annual Meeting.

                     --------------------------------------

            The date of this Information Statement is April 15, 2000.

The Preferred Stock is traded on The New York Stock Exchange (the "NYSE") under the symbol "KGCPrB".

ELECTION OF DIRECTORS

Nominees for Election as Directors

At the Annual Meeting, five directors of the Company (constituting the entire Board) are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. Each of the nominees for director identified below is currently a director of the Company. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board. The five nominees receiving the highest number of votes at the Annual Meeting will be elected.


  NAME                           AGE    POSITION                    DIRECTOR SINCE
  ----                           ---    --------                    --------------

  JOHN A. BROUGH                 53     DIRECTOR                    1998
  ARTHUR H. DITTO                59     DIRECTOR, PRESIDENT         1998
  JOHN M.H. HUXLEY               55     DIRECTOR                    1998
  JOHN W. IVANY                  56     DIRECTOR                    1998
  BRIAN W. PENNY                 37     DIRECTOR, TREASURER         1998


COMMITTEES AND MEETINGS

The Board has formed a standing Audit Committee, the members of which are John
A. Brough, John W. Ivany, and John M.H. Huxley. The Audit Committee held one meeting during the year ending December 31, 1999. The Audit Committee's functions include the recommendation of the Company's independent auditor, and the review of the Company's internal accounting and financial practices and controls and all services performed by the Company's independent auditor.

The Board also has formed a standing Benefits Committee comprised solely of directors, the members of which are Arthur H. Ditto, John W. Ivany and Brian W. Penny. The Benefits Committee did not meet during the year ended December 31, 1999. The Benefits Committee's functions include direction and oversight of the Company's tax qualified and welfare benefit plans.

During the fiscal year ending December 31, 1999, there was one meeting held by the Board. All of the directors of the Company were in attendance at the meeting.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

DIRECTORS

John A. Brough has served as a director of the Company since June 1998. Mr. Brough has been Executive Vice-President of Wittington Investments Limited and President of Torwest Inc. since February 1998, prior to which he was Executive Vice-President and Chief Financial Officer of iStar Internet Inc. From February 1996 to February 1998, Mr. Brough was Senior Vice-President and Chief Financial Officer of Markborough Properties Inc. Mr. Brough has been a director of Kinross since January 1994. Mr. Brough is a director of Torwest Inc. and Windsor Properties Inc. Mr. Brough resides in Vero Beach, Florida.

Arthur H. Ditto has served as a director of the Company since June 1998. Mr. Ditto, has been the President and Chief Operating Officer of Kinross since May 1993. Mr. Ditto is also a director of E-Crete Products, Inc. and Montana Tech Foundation. Mr. Ditto resides in North York, Ontario.

John M.H. Huxley has served as a director of the Company since June 1998. Mr. Huxley has been the President and Chief Executive Officer of Algonquin Power Corporation Inc. since January 1990. Mr. Huxley has been a director of Kinross since May 1993. Mr. Huxley resides in Toronto, Ontario.

John W. Ivany has served as a director of the Company since June 1998. Mr. Ivany has been Executive Vice-President of Kinross Gold Corporation since July 1995. Prior to July 1995 he was President of St. Philips Resource Inc. Prior to 1994 he was Vice-President of Consolidated Ramrod Resources Corporation. Mr. Ivany resides in Toronto, Ontario.

Brian W. Penny has served as a director of the Company since June 1998. Brian has been the Vice-President, Finance and Chief Financial Officer of Kinross Gold Corporation since May 1993. Mr. Penny resides in Markham, Ontario.

EXECUTIVE OFFICERS

Subsequent to the merger with Kinross Gold Corporation on June 1, 1998, the following individuals were appointed as the officers of the Company.

The names, ages and office of all executive officers of the Company are as follows:


NAME                            AGE                           OFFICE
----                            ---                           ------
Arthur H. Ditto                 59                            President
Robert W. Schafer               46                            Vice President
Brian W. Penny                  37                            Treasurer
Shelley M. Riley                43                            Secretary

Arthur H. Ditto has been the President of the Company since June 1998. Since May 1993, Mr. Ditto has been the President and Chief Operating Officer of Kinross. Prior to joining Kinross, Mr. Ditto was the President and Chief Executive Officer of Plexus Resources Corporation. Mr. Ditto is also a director of E-Crete Products, Inc. and Montana Tech Foundation.

Robert W. Schafer has been the Vice President of the Company since June 1998. Since July 1996, Mr. Schafer has been the Vice-President, Exploration of Kinross. Prior to joining Kinross he was the Regional Manager, Western U.S. Exploration of BHP Minerals International Exploration Inc.

Brian W. Penny has been the Treasurer of the Company since June 1998. Since May 1993, Mr. Penny has been the Vice-President, Finance and Chief Financial Officer of Kinross.

Shelley M. Riley has been the Secretary of the Company since June 1998. Since June 1993, Ms. Riley has been the Corporate Secretary of Kinross.

COMPENSATION OF DIRECTORS

On June 1, 1998, the Company, Kinross Gold Corporation ("Kinross") and Kinross Merger Corporation, a newly-formed, wholly-owned subsidiary of Kinross ("Merger Corp."), effected a business combination whereby Merger Corp. was merged with and into the Company and the Company became a subsidiary of Kinross (the "Merger"). Subsequent to the consummation of the Merger, Kinross transferred to Kinross Gold U.S.A., Inc., a wholly-owned subsidiary of Kinross ("Kinross U.S.A."), all of the shares of the Company's Common Stock, par value $0.01 (the "Common Stock") and the Company became a subsidiary of Kinross, U.S.A.

The Directors of the Company appointed subsequent to the Kinross Merger receive no compensation for acting as directors.

EXECUTIVE COMPENSATION

The following table sets forth, for the three fiscal years ended December 31, 1999, the compensation paid to the Company's Chief Executive Officer, (the "Named Executive Officer"). No other executive officer of the Company receives compensation from the Company.


                                ANNUAL COMPENSATION                LONG-TERM COMPENSATION AWARDS
                                -------------------                -----------------------------
                                                        OTHER    RESTRICTED     SECURITIES
                                                        ANNUAL     STOCK         UNDERLYING     ALL OTHER
NAME AND                 FISCAL   SALARY      BONUS      COMP.     AWARDS         OPTIONS/     COMPENSATION
PRINCIPAL POSITION        YEAR      ($)        ($)        ($)        ($)           SARS (#)         ($)
-----------------------------------------------------------------------------------------------------------
Arthur H. Ditto (1)       1999      NIL        NIL        NIL        NIL            NIL             NIL
President                 1998      NIL        NIL        NIL        NIL            NIL             NIL



(1)     Mr. Ditto was appointed President on June 1, 1998.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

As of June 1, 1998, the Company ceased to grant any options pursuant to the Stock Option Plan.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

There were no Option/SAR Exercises during the period ended December 31, 1999.

PENSION AND BENEFITS

As of June 1, 1998, the Company ceased paying all forms of compensation and reimbursement of compensation paid by third parties, including the accrual of benefits and the granting of awards under employee benefit plans maintained by the Company, to its executive officers, including the Company's Chief Executive Officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company presently does not have a Compensation Committee.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

        The Securities and Exchange Commission's ("SEC") rules addressing disclosure of executive compensation in Annual Reports on Form 10-K require the compensation committee of the board of directors of the Company to include in this Annual Report on Form 10-K a report from such committee addressing, with respect to the most recently completed fiscal year, (a) the Company's policies regarding executive compensation generally, (b) the factors and criteria considered in setting the compensation of the Company's Chief Executive Officer during such fiscal year, and (c) any relationship between such compensation and the Company's performance, or where no compensation committee of the board of directors exists, as has been the case with the Company since June 1, 1998, the rules require that such report come from the entire board of directors.

        Prior to June 1, 1998, the Company's executive compensation program was administered by the Compensation Committee of the Board of Directors, which was responsible for establishing the policies governing the Company's compensation program and the amount of compensation for each of the Company's independent directors and had oversight responsibility for all executive compensation and executive benefit programs of the Company.

CURRENT POLICY

        As of June 1, 1998, the Company ceased paying all forms of compensation, including the accrual of benefits and the granting of awards under employee benefit plans maintained by the Company, to its executive officers, including the Company's Chief Executive Officer. The Board of Directors reports that such has been the policy of the Company since June 1, 1998.

Respectfully submitted,

JOHN A. BROUGH
ARTHUR H. DITTO
JOHN M.H. HUXLEY
JOHN W. IVANY
BRIAN W. PENNY

                               PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative total shareholder return on the Common Stock, calculated on a dividend reinvested basis, from December 31, 1994 through May 31, 1998, compared with the S&P 500 Index and the U.S. Gold and Silver Index (XAU). Since May 31, 1998 there there has been no public market for the Common Stock. Since June 10, 1998, the Common Stock has not been registered under the Securities Exchange Act of 1934.



                                    [GRAPH]

                             CUMULATIVE TOTAL RETURN
                          BASED ON INVESTMENT OF $1.00
                     FROM DECEMBER 31, 1994 TO MAY 31, 1998

                                Kinam                  XAU                  S&P500
       31-Dec-94                 1.00                  1.00                  1.00
       31-Dec-95                 1.21                  1.10                  1.34
       31-Dec-96                 1.06                  1.07                  1.61
       31-Dec-97                 0.39                  0.68                  2.11
       31-May-98                 0.53                  0.68                  2.38


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

As of December 31, 1999, the following table sets forth the amount of all equity securities of the Company that are beneficially owned by each director of the Company, each of the executive officers named in the Summary Compensation Table above, and all directors and executive officers of the Company as a group.


                                NUMBER OF SHARES              NUMBER OF SHARES
                                OF THE                        OF THE
                                COMPANY COMMON                COMPANY SERIES B
DIRECTORS                       STOCK                         PREFERRED STOCK
---------                       -----                         ---------------
Arthur H. Ditto                 NIL                           NIL
Brian W. Penny                  NIL                           NIL
John M.H. Huxley                NIL                           NIL
John W. Ivany                   NIL                           NIL
John A. Brough                  NIL                           NIL

NAMED EXECUTIVE
OFFICERS
--------

Arthur H. Ditto                 NIL                           NIL

All directors, executive
officers As a group
(5 persons)                     NIL                           NIL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of December 31, 1999, the following is, to the knowledge of the Company, the only person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is a beneficial owner of more than five percent of the Common Stock:


                 NAME AND ADDRESS              AMOUNT AND NATURE
TITLE OF CLASS   OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP        PERCENT OF CLASS
--------------   -------------------           -----------------------        ----------------
Common           Kinross Gold U.S.A., Inc.     92,213,928                     100.00%
                 185 South State Street,
                 Suite 820
                 Salt Lake City, Utah  84111

To the knowledge of the Company, there are no beneficial owners of more than 5% of the Preferred Stock.

APPOINTMENT OF AUDITOR

The Audit Committee has recommended, and the Board has selected, the firm of Deloitte & Touche LLP of Toronto, Ontario, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000, subject to ratification by shareholders. Deloitte & Touche was appointed as auditors of the Company on June 1, 1998. The Board of Directors recommends that shareholders vote for the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditor.

OTHER MATTERS

As of the date of this Information Statement, the Board knows of no other matters to be presented for action at the Annual Meeting.

Proposals by Kinross Shareholders to be presented at the next annual meeting of shareholders of Kinam must be received by Kinam at least 60 days prior to the anniversary date of the last annual meeting in order to be included in Kinam's management information circular for that meeting. Kinam may refuse to include any shareholder proposal in the management information circular for the meeting in the event that: (i) the proposal is not submitted to Kinam within the requisite time specified herein, (ii) the proposal is submitted primarily for the purpose of enforcing a personal claim or redressing a personal grievance against Kinam or any of its officers, directors or security holders, or for a purpose not related in any significant way to the business or affairs of Kinam;
(iii) Kinam, at the shareholders' request, included a proposal in a management information circular relating to a meeting of shareholders held within two years preceding receipt of the request, and the shareholder failed to present the proposal at the meeting; or (iv) substantially the same proposal was submitted to shareholders with respect to a meeting of shareholders held within two years preceding receipt of the shareholders' request and the proposal was defeated.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and related rules require our directors and executive officers to file reports of beneficial ownership and changes of beneficial ownership with the Securities and Exchange Commission and with the Company. After reviewing the reports filed by the directors and executive officers, the Company believes that the directors and executive officers filed all of the reports they were required to file in 1999.

ADDITIONAL INFORMATION

The Company will provide without charge to any person from whom an Information Statement is solicited by the Board, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Shelley M. Riley, Secretary of the Company, at 57th Floor, 40 King Street West, Toronto, Ontario M5H 3Y2.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Shelley M. Riley
                                            ------------------------------------
                                            Shelley M. Riley
                                            Corporate Secretary

TORONTO, ONTARIO
APRIL 15, 2000